Over the past 16 years, Caliber has grown into a leading diversified alternative asset management firm, managing more than $2.7 billion in assets under management and assets under development. Caliber’s primary goal is to enhance the wealth of accredited investors seeking to make investments in middle-market assets. We strive to build wealth for our clients by creating, managing, and servicing middle-market investment funds, private syndications, and direct investments. Through our funds, we invest primarily in real estate, private equity, and debt facilities. We market and fundraise to private investors, family offices, and institutions (“Direct Channel”) and to registered investment advisers and independent broker-dealers (“Wholesale Channel”). Through our Asset Management Platform (“Platform”), our team executes fund management, fund administration, asset financing, development and construction management and real estate brokerage activities, which generate fees, expenses and liabilities. U.S. GAAP rules require Caliber to consolidate certain funds we manage into our operating results, which can obscure the underlying performance of the Platform. This supplemental data is intended to provide Caliber shareholders with a more transparent view of its financial performance excluding the impact of consolidation. Management also believes this additional information is more meaningful when comparing prior period performance. Digital Asset Treasury In August 2025, our Board of Directors approved a new digital asset treasury policy designed to enhance the Company’s balance sheet strength, liquidity profile, and long-term growth potential. Under this policy, Caliber intends to allocate a portion of its corporate treasury to digital assets that demonstrate institutional utility and adoption potential, beginning with Chainlink (LINK). Chainlink is the leading decentralized oracle network that enables smart contracts and traditional systems to securely interact with real-world data. The Company selected LINK as its inaugural digital asset because it represents core infrastructure within the blockchain ecosystem; supporting the growth of tokenization, decentralized finance, and real-world asset integration. Management believes that Chainlink’s enterprise adoption, technology maturity, and network resilience make LINK an attractive long-term holding relative to other digital assets at similar stages of adoption. Since adoption of the policy, Caliber has raised capital through equity issuances and deployed a portion of those proceeds to accumulate LINK tokens as a long-term reserve asset. These holdings are reflected on our balance sheet at fair value as of September 30, 2025. Changes in the fair value of our LINK tokens are reflected within net loss on our Platform statements of operations for the three and nine months ended September 30, 2025. The following information summarizes the annual income statements and balance sheets for the Platform for the years 2019 through Q3 2025, and the quarterly results for the period beginning Q3 2023 through Q3 2025. Also included are changes in managed capital and Assets Under Management for the same periods, which are intended to help investors understand how changes in these measures impact Platform revenues. Caliber's Supplemental Asset Management Financial Information November 13, 2025

YTD YTD YTD YTD YTD YTD YTD (in thousands, except per share amounts) 2019 2020 2021 2022 2023 2024 2025 Platform Revenues Asset management revenues 21,086$ 11,775$ 15,259$ 21,575$ 16,982$ 20,563$ 11,159$ Performance allocations 4,985 422 733 2,543 3,656 379 32 Total Platform revenues 26,071 12,197 15,992 24,118 20,638 20,942 11,191 Platform Expenses Operating costs 15,606 12,282 10,643 14,609 21,808 24,904 11,417 General and administrative 1,896 2,864 5,307 6,742 6,807 6,817 4,256 Marketing and advertising 435 1,085 1,536 1,179 1,053 751 463 Depreciation and amortization 176 149 83 44 551 598 503 Total Platform expenses 18,113 16,380 17,569 22,574 30,219 33,070 16,639 Unrealized loss on digital assets - - - - - - 677 Other income, net 113 (23) (1,653) (256) (649) 2,654 2,238 Gain on extinguishment of debt - - - (1,421) - - - Interest income (10) (7) (104) (177) (1,863) (559) (91) Interest expense 1,294 (437) 756 1,056 4,716 5,424 5,225 Platform Net income (loss) before income taxes 6,561 (3,716) (576) 2,342 (11,785) (19,647) (13,497) Income taxes - - - - - - - Platform Net income/(loss) - Earnings 6,561$ (3,716)$ (576)$ 2,342$ (11,785)$ (19,647)$ (13,497)$ Platform EBITDA 8,021 (4,011) 159 3,265 (8,381) (14,184) (7,770) Platform Adjusted EBITDA 10,040 (2,842) 3,462 5,519 (1,251) (2,710) (2,071) Basic 1,211 874 889 900 1,005 1,100 1,685 Diluted 1,445 874 889 991 1,005 1,100 1,685 Platform BEPS 5.42 (4.25) (0.65) 2.60 (11.73) (17.87) (8.01) Platform DEPS 4.54 (4.25) (0.65) 2.36 (11.73) (17.87) (8.01) Capital Originations 82,402 31,903 99,132 85,574 74,857 68,959 15,302 Managed Capital 204,755 226,486 306,899 383,189 437,625 492,542 505,989 Fair Value Assets Under Management (AUM) 395,816 419,700 601,168 745,514 741,190 794,923 797,033 Assets Under Development (AUD)_rounded 2,200,000 3,100,000 2,900,000 1,891,000 Total Managed Assets 395,816 419,700 601,168 2,945,514 3,841,190 3,694,923 2,688,033 Estimated Performance Allocations** 90,454 *Certain prior year amounts have been reclassified to conform to current presentation. ***Amount represents fees the Company could earn, were all AUD at December 31, 2024, completed up through sale of the assets. **Basic and Diluted share count and BEPS and DEPS includes the impact of the revese stock split effect a 1-for-1.6820384 reverse stock split of Class A common stock, Class B common stock and Series B preferred stock which occurred on January 17, 2023.

$26,071 $12,197 $15,992 $24,118 $20,638 $20,942 $11,191 $10,040 $(2,842) $3,462 $5,519 $(1,251) $(2,710) $(2,071) (5,000) - 5,000 10,000 15,000 20,000 25,000 30,000 2019 2020 2021 2022 2023 2024 2025 Annual Platform Revenue and Platform Adjusted EBITDA Total Platform revenues Platform Adjusted EBITDA $82MM $32MM $99MM $86MM $75MM $69MM $15MM $205MM $226MM $307MM $383MM $438MM $493MM $506MM $396MM $420MM $601MM $746MM $741MM $795MM $797MM$21.1MM $11.8MM $15.3MM $21.6MM $17.MM $20.6MM $11.2MM - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2019 2020 2021 2022 2023 2024 2025 Managed Capital and Asset Management Revenue Capital Originations Managed Capital Fair Value Assets Under Management (AUM) Asset management revenues

QTD QTD QTD QTD QTD QTD QTD QTD QTD (in thousands, except per share amounts) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Platform Revenues Asset management revenues 3,704$ 6,005$ 4,555$ 4,179$ 7,242$ 4,587$ 3,542$ 4,103$ 3,514$ Performance allocations 24 1,182 171 33 174 1 7 23 2 Total Platform revenues 3,728 7,187 4,726 4,212 7,416 4,588 3,549 4,126 3,516 Platform Expenses Operating costs 4,724 5,896 5,484 5,760 4,727 8,933 4,168 3,841 3,408 General and administrative 1,651 2,148 1,949 2,091 1,450 1,327 1,592 1,183 1,481 Marketing and advertising 208 166 106 227 175 243 165 147 151 Depreciation and amortization 73 354 183 119 145 151 162 174 167 Total Platform expenses 6,656 8,564 7,722 8,197 6,497 10,654 6,087 5,345 5,207 Unrealized loss on digital assets - - - - - - - - 677 Other loss (income), net (149) (355) (452) (490) (526) 4,122 (6) 2,014 230 Gain on extinguishment of debt - - - - - - - - - Interest income (730) (384) (285) (170) (59) (45) (33) (30) (28) Interest expense 1,317 1,307 1,295 1,315 1,348 1,466 1,611 1,738 1,876 Platform (Net loss) income before income taxes (3,366) (1,945) (3,554) (4,640) 156 (11,609) (4,110) (4,941) (4,446) Income taxes - - - - - - - - - Platform Net income/(loss) - Earnings (3,366)$ (1,945)$ (3,554)$ (4,640)$ 156$ (11,609)$ (4,110)$ (4,941)$ (4,446)$ Platform EBITDA (2,706) (668) (2,361) (3,376) 1,590 (10,037) (2,337) (3,029) (2,404) Platform Adjusted EBITDA (1,511) 1,553 (1,669) (2,451) 2,412 (1,002) (1,352) (54) (665) Basic 911 911 1,077 1,091 1,107 1,123 1,146 1,278 2,615 Diluted 911 911 1,077 1,091 1,404 1,123 1,146 1,278 2,615 Platform BEPS (3.69) (2.14) (3.30) (4.25) 0.14 (10.33) (3.59) (3.87) (1.70) Platform DEPS (3.69) (2.14) (3.30) (4.25) 0.11 (10.33) (3.59) (3.87) (1.70) Capital Originations 12,958 38,622 19,099 18,936 23,372 7,552 2,990 4,226 8,086 Managed Capital 412,446 437,625 453,905 469,800 485,272 492,542 495,217 498,567 505,989 Fair Value Assets Under Management (AUM) 822,470 741,190 766,738 773,213 806,961 794,923 830,758 803,176 797,033 Assets Under Development (AUD)_rounded 2,200,000 3,100,000 2,900,000 2,900,000 2,900,000 2,900,000 2,900,000 1,950,000 1,891,000 Total Managed Assets 3,022,470 3,841,190 3,666,738 3,673,213 3,706,961 3,694,923 3,730,758 2,753,176 2,688,033 Estimated Performance Allocations** 88,995 87,733 84,776 90,454 *Certain prior year amounts have been reclassified to conform to current presentation. **Amount represents fees the Company could earn, were all AUD at December 31, 2024, completed up through sale of the assets.

$3,704 $6,005 $4,555 $4,179 $7,242 $4,587 $3,542 $4,103 $3,514 (1,511) 1,553 (1,669) (2,451) 2,412 (1,002) (1,352) (54) (665) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Annual Platform Revenue and Platform Adjusted EBITDA Asset management revenues Platform Adjusted EBITDA $13MM $39MM $19MM $19MM $23MM $8MM $3MM $4MM $8MM $412MM $438MM $454MM $470MM $485MM $493MM $495MM $499MM $506MM $822MM $741MM $767MM $773MM $807MM $795MM $831MM $803MM $797MM $3.7MM $6.0MM $4.6MM $4.2MM $7.2MM $4.6MM $3.5MM $4.1MM $3.5MM - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Managed Capital and Asset Management Revenue Capital Originations Managed Capital Fair Value Assets Under Management (AUM) Asset management revenues

Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Mar. 31, 2023 1 Jun. 30, 2023 2 Sept. 30, 2023 Dec. 31, 2023 Mar. 31, 2024 Jun. 30, 2024 Sept. 30, 2024 Dec. 31, 2024 Mar. 31, 2025 June. 30, 2025 Sept. 30, 2025 (in thousands) Assets Cash and restricted cash 3,693 1,879 2,006 1,944 4,458 3,665 3,474 3,509 3,278 3,093 3,050 4,348 3,363 3,145 13,138 Total Real estate assets 3,105 3,284 126 2,133 21,493 21,453 21,425 21,571 21,749 21,733 21,644 21,782 21,776 21,978 22,050 Digital assets - - - - - - - - - - - - - - 9,965 Other assets 10,956 9,228 19,565 31,526 47,031 50,796 46,298 49,631 46,663 40,144 39,606 30,947 30,586 28,356 29,947 Total assets 17,755 14,391 21,697 35,603 72,982 75,914 71,197 74,711 71,690 64,970 64,300 57,077 55,725 53,479 75,100 Liabilities Corporate Notes 11,785 9,469 7,665 15,018 51,321 54,964 54,254 53,799 52,952 50,169 49,673 50,450 51,555 50,442 48,678 Other liabilities 18,202 17,833 20,321 20,624 21,802 9,955 8,899 14,256 15,164 15,174 14,102 15,071 15,534 16,378 17,514 Total liabilities 29,987 27,302 27,985 35,642 73,123 64,919 63,153 68,055 68,116 65,343 63,775 65,521 67,089 66,820 66,192 Stockholders’ (Deficit) Equity Total stockholders’ (deficit) equity (12,232) (12,911) (6,288) (39) (141) 10,995 8,044 6,656 3,574 (373) 525 (8,444) (11,364) (13,341) 8,908 Total liabilities and stockholders’ (deficit) eq 17,755 14,391 21,697 35,603 72,982 75,914 71,197 74,711 71,690 64,970 64,300 57,077 55,725 53,479 75,100 Platform Debt to equity (2.45) (2.11) (4.45) (913.90) (518.60) 5.90 7.85 10.22 19.06 (175.18) 121.48 (7.76) (5.90) (5.01) 7.43 Platform Debt to assets 1.69 1.90 1.29 1.00 1.00 0.86 0.89 0.91 0.95 1.01 0.99 1.15 1.20 1.25 0.88 *Certain prior year amounts have been reclassified to conform to current presentation. 1 Notes payable increased in Q1-2023 to $51M from $14.7M. This increase includes: i) $16.3M of debt assumed in the acquisition of our corporate headquarters. Note the corresponding increase in Real estate investments of approximately $19.4M over the same period. ii) $20.1M of notes raised to fund and invest in various assets Caliber managed. In response to a slow down in capital orginations. Corresponding increase in Notes receivable ($12m), Due from Related Parties ($4M), and investments ($2.4M). Remaining balance used in operations ($1.5M). 2 Equity increased by $16.7M. Caliber completed its IPO in May 2023 and raised $4M. Upon completion of the IPO, the Company was relieved of its obligation to buyback the then remaining $12.4M in shares from a former co-founder. Note the corresponding decrease to accounts payable and accrueds. In response to continues slowdown in capital originations, the company issued additional Notes payable which increased by $4M. This was completely used to invest in our existing projects (increase in notes receivable by $4M).

Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Assets Cash and restricted cash 3,692,838 (135,838) 3,557,000 1,878,940 (46,940) 1,832,000 2,006,047 599,953 2,606,000 1,944,000 - 1,944,000 Total Real estate assets 3,105,377 46,623 3,152,000 3,283,606 (68,606) 3,215,000 125,628 1,816,372 1,942,000 2,133,000 (68,000) 2,065,000 Other assets 10,956,449 (2,896,449) 8,060,000 9,228,103 (5,514,103) 3,714,000 19,565,361 (10,132,361) 9,433,000 31,526,000 (11,452,000) 20,074,000 Assets of consolidated funds Cash and restricted cash - 13,134,000 13,134,000 - 8,983,000 8,983,000 - 13,926,000 13,926,000 - 13,990,000 13,990,000 Total Real estate assets - 141,399,000 141,399,000 - 191,796,000 191,796,000 - 193,614,000 193,614,000 - 196,177,000 196,177,000 Other assets - 6,583,000 6,583,000 - 17,797,000 17,797,000 - 24,127,000 24,127,000 - 44,584,000 44,584,000 Total assets 17,754,664 158,130,336 175,885,000 14,390,649 212,946,351 227,337,000 21,697,036 223,950,964 245,648,000 35,603,000 243,231,000 278,834,000 Liabilities and Stockholders’ Equity Corporate Notes 11,785,144 (3,400,144) 8,385,000 9,469,144 (3,434,144) 6,035,000 7,664,591 409 7,665,000 15,018,000 - 15,018,000 Other liabilities 18,201,507 1,019,493 19,221,000 17,832,526 187,474 18,020,000 20,320,613 528,387 20,849,000 20,624,000 (37,000) 20,587,000 Liabilities of consolidated funds Mortgage and real estate debt - 122,917,000 122,917,000 - 142,502,000 142,502,000 - 152,554,000 152,554,000 - 141,229,000 141,229,000 Other liabilities - 11,333,000 11,333,000 - 12,342,000 12,342,000 - 14,887,000 14,887,000 - 24,811,000 24,811,000 Total liabilities 29,986,651 131,869,349 161,856,000 27,301,670 151,597,330 178,899,000 27,985,204 167,969,796 195,955,000 35,642,000 166,003,000 201,645,000 Mezzanine Equity - 3,842,000 3,842,000 - - - - - - - - - Stockholders’ equity (deficit) attributable to CaliberCos (12,231,987) (5,596,013) (17,828,000) (12,911,021) (3,426,979) (16,338,000) (6,288,168) (2,800,832) (9,089,000) (39,000) (3,170,000) (3,209,000) Stockholders’ equity attributable to noncontrolling inte - 28,015,000 28,015,000 - 64,776,000 64,776,000 - 58,782,000 58,782,000 - 80,398,000 80,398,000 Total stockholders’ equity (12,231,987) 22,418,987 10,187,000 (12,911,021) 61,349,021 48,438,000 (6,288,168) 55,981,168 49,693,000 (39,000) 77,228,000 77,189,000 Total liabilities and stockholders’ equity 17,754,664 158,130,336 175,885,000 14,390,649 212,946,351 227,337,000 21,697,036 223,950,964 245,648,000 35,603,000 243,231,000 278,834,000 Debt to Equity (2.45) (23.56) (9.08) (2.11) (44.24) (10.95) (4.45) (59.97) (21.56) (913.90) (52.37) (62.84) Debt to Assets 1.69 0.83 0.92 1.90 0.71 0.79 1.29 0.75 0.80 1.00 0.68 0.72 For the Year Ended December, 31, 2019 For the Year Ended December, 31, 2020 For the Year Ended December, 31, 2021 For the Year Ended December, 31, 2022

Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Assets Cash and restricted cash 4,458,000 - 4,458,000 3,665,000 - 3,665,000 3,474,000 - 3,474,000 3,509,000 - 3,509,000 Total Real estate assets 21,493,000 (42,000) 21,451,000 21,453,000 (42,000) 21,411,000 21,425,000 (42,000) 21,383,000 21,571,000 (79,000) 21,492,000 Other assets 47,031,000 (31,968,000) 15,063,000 50,796,000 (36,938,000) 13,858,000 46,298,000 (33,677,000) 12,621,000 49,631,000 (33,560,000) 16,071,000 Assets of consolidated funds Cash and restricted cash - 19,267,000 19,267,000 - 17,747,000 17,747,000 - 14,943,000 14,943,000 - 14,131,000 14,131,000 Total Real estate assets - 219,829,000 219,829,000 - 219,834,000 219,834,000 - 219,140,000 219,140,000 - 185,636,000 185,636,000 Other assets - 51,037,000 51,037,000 - 52,497,000 52,497,000 - 53,169,000 53,169,000 - 58,593,000 58,593,000 Total assets 72,982,000 258,123,000 331,105,000 75,914,000 253,098,000 329,012,000 71,197,000 253,533,000 324,730,000 74,711,000 224,721,000 299,432,000 Liabilities and Stockholders’ Equity Corporate Notes 51,321,000 - 51,321,000 54,964,000 - 54,964,000 54,254,000 - 54,254,000 53,799,000 - 53,799,000 Other liabilities 21,802,000 (1,457,000) 20,345,000 9,955,000 (1,379,000) 8,576,000 8,899,000 (1,300,000) 7,599,000 14,256,000 (4,574,000) 9,682,000 Liabilities of consolidated funds Mortgage and real estate debt - 159,341,000 159,341,000 - 157,668,000 157,668,000 - 160,578,000 160,578,000 - 141,739,000 141,739,000 Other liabilities - 27,596,000 27,596,000 - 25,192,000 25,192,000 - 27,543,000 27,543,000 - 28,194,000 28,194,000 Total liabilities 73,123,000 185,480,000 258,603,000 64,919,000 181,481,000 246,400,000 63,153,000 186,821,000 249,974,000 68,055,000 165,359,000 233,414,000 Stockholders’ equity (deficit) attributable to CaliberCos Inc. (141,000) (3,573,000) (3,714,000) 10,995,000 (3,055,000) 7,940,000 8,044,000 (3,769,000) 4,275,000 6,656,000 (4,033,000) 2,623,000 Stockholders’ equity attributable to noncontrolling interests - 76,216,000 76,216,000 - 74,672,000 74,672,000 - 70,481,000 70,481,000 - 63,395,000 63,395,000 Total stockholders’ equity (141,000) 72,643,000 72,502,000 10,995,000 71,617,000 82,612,000 8,044,000 66,712,000 74,756,000 6,656,000 59,362,000 66,018,000 Total liabilities and stockholders’ equity 72,982,000 258,123,000 331,105,000 75,914,000 253,098,000 329,012,000 71,197,000 253,533,000 324,730,000 74,711,000 224,721,000 299,432,000 Debt to Equity (518.60) (51.91) (69.63) 5.90 (59.40) 31.03 7.85 (49.57) 58.47 10.22 (41.00) 88.99 Debt to Assets 1.00 0.72 0.78 0.86 0.72 0.75 0.89 0.74 0.77 0.91 0.74 0.78 Three Months Ended March, 31, 2023 Three Months Ended June, 30, 2023 Three Months Ended September, 30, 2023 Three Months Ended December, 31, 2023

Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Assets Cash and restricted cash 3,278,000 - 3,278,000 3,093,000 - 3,093,000 3,050,000 - 3,050,000 4,348,000 - 4,348,000 Total Real estate assets 21,749,000 (97,000) 21,652,000 21,733,000 (112,000) 21,621,000 21,644,000 (129,000) 21,515,000 21,782,000 (210,000) 21,572,000 Other assets 46,663,000 (17,721,000) 28,942,000 40,144,000 (12,942,000) 27,202,000 39,606,000 (11,611,000) 27,995,000 30,947,000 (4,586,000) 26,361,000 Assets of consolidated funds Cash and restricted cash - 2,056,000 2,056,000 - 1,462,000 1,462,000 - 1,053,000 1,053,000 - 549,000 549,000 Total Real estate assets - 101,037,000 101,037,000 - 83,251,000 83,251,000 - 46,084,000 46,084,000 - 45,090,000 45,090,000 Other assets - 44,497,000 44,497,000 - 58,610,000 58,610,000 - 58,886,000 58,886,000 - 7,615,000 7,615,000 Total assets 71,690,000 129,772,000 201,462,000 64,970,000 130,269,000 195,239,000 64,300,000 94,283,000 158,583,000 57,077,000 48,458,000 105,535,000 Liabilities and Stockholders’ Equity Corporate Notes 52,952,000 - 52,952,000 50,169,000 - 50,169,000 49,673,000 - 49,673,000 50,450,000 - 50,450,000 Other liabilities 15,164,000 (4,515,000) 10,649,000 15,174,000 (4,462,000) 10,712,000 14,102,000 (4,391,000) 9,711,000 15,071,000 (4,383,000) 10,688,000 Liabilities of consolidated funds Mortgage and real estate debt - 47,654,000 47,654,000 - 36,553,000 36,553,000 - 33,752,000 33,752,000 - 29,172,000 29,172,000 Other liabilities - 3,717,000 3,717,000 - 2,601,000 2,601,000 - 2,166,000 2,166,000 - 3,972,000 3,972,000 Total liabilities 68,116,000 46,856,000 114,972,000 65,343,000 34,692,000 100,035,000 63,775,000 31,527,000 95,302,000 65,521,000 28,761,000 94,282,000 Stockholders’ equity (deficit) attributable to CaliberCos Inc. 3,574,000 (4,319,000) (745,000) (373,000) (4,371,000) (4,744,000) 525,000 (5,939,000) (5,414,000) (8,444,000) (4,145,000) (12,589,000) Stockholders’ equity attributable to noncontrolling interests - 87,235,000 87,235,000 - 99,948,000 99,948,000 - 68,695,000 68,695,000 - 23,842,000 23,842,000 Total stockholders’ equity 3,574,000 82,916,000 86,490,000 (373,000) 95,577,000 95,204,000 525,000 62,756,000 63,281,000 (8,444,000) 19,697,000 11,253,000 Total liabilities and stockholders’ equity 71,690,000 129,772,000 201,462,000 64,970,000 130,269,000 195,239,000 64,300,000 94,283,000 158,583,000 57,077,000 48,458,000 105,535,000 Debt to Equity 19.06 (10.85) (154.32) (175.18) (7.94) (21.09) 121.48 (5.31) (17.60) (7.76) (6.94) (7.49) Debt to Assets 0.95 0.36 0.57 1.01 0.27 0.51 0.99 0.33 0.60 1.15 0.59 0.89 Three Months Ended March, 31, 2024 Three Months Ended June, 30, 2024 Three Months Ended December, 31, 2024Three Months Ended September, 30, 2024

Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Assets Cash and restricted cash 3,363,000 - 3,363,000 3,145,000 - 3,145,000 13,138,000 - 13,138,000 Total Real estate assets 21,776,000 (262,000) 21,514,000 21,978,000 (264,000) 21,714,000 22,050,000 (261,000) 21,789,000 Digital assets - - - - - - 9,965,000 - 9,965,000 Other assets 30,586,000 (4,513,000) 26,073,000 28,356,000 (4,130,000) 24,226,000 29,947,000 (3,969,000) 25,978,000 Assets of consolidated funds Cash and restricted cash - 997,000 997,000 - 306,000 306,000 - 250,000 250,000 Total Real estate assets - 44,102,000 44,102,000 - 10,397,000 10,397,000 - 10,296,000 10,296,000 Other assets - 7,594,000 7,594,000 - 1,179,000 1,179,000 - 1,152,000 1,152,000 Total assets 55,725,000 47,918,000 103,643,000 53,479,000 7,488,000 60,967,000 75,100,000 7,468,000 82,568,000 - - - Liabilities and Stockholders’ Equity Corporate Notes 51,555,000 - 51,555,000 50,442,000 76,000 50,518,000 48,678,000 - 48,678,000 Other liabilities 15,534,000 (4,267,000) 11,267,000 16,378,000 (4,276,000) 12,102,000 17,514,000 (4,125,000) 13,389,000 Liabilities of consolidated funds Mortgage and real estate debt - 31,558,000 31,558,000 11,631,000 11,631,000 - 11,611,000 11,611,000 Other liabilities - 1,905,000 1,905,000 2,613,000 2,613,000 - 2,803,000 2,803,000 Total liabilities 67,089,000 29,196,000 96,285,000 66,820,000 10,044,000 76,864,000 66,192,000 10,289,000 76,481,000 - - - Stockholders’ equity (deficit) attributable to CaliberCos Inc. (11,364,000) 27,172,000 15,808,000 (13,341,000) (4,802,000) (18,143,000) 8,908,000 (4,725,000) 4,183,000 Stockholders’ equity attributable to noncontrolling interests - 23,166,000 23,166,000 2,246,000 2,246,000 - 1,904,000 1,904,000 Total stockholders’ equity (11,364,000) 18,722,000 7,358,000 (13,341,000) (2,556,000) (15,897,000) 8,908,000 (2,821,000) 6,087,000 Total liabilities and stockholders’ equity 55,725,000 47,918,000 103,643,000 53,479,000 7,488,000 60,967,000 75,100,000 7,468,000 82,568,000 - - - Debt to Equity (5.90) 1.07 6.09 (5.01) (2.09) (4.24) 7.43 (2.18) 18.28 Debt to Assets 1.20 0.61 0.93 1.25 1.34 1.26 0.88 1.38 0.93 Three Months Ended March, 31, 2025 Three Months Ended June, 30, 2025 Three Months Ended September, 30, 2025 Three Months Ended December, 31, 2025

YTD YTD YTD YTD YTD QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD 2019 2020 2021 2022 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Net income (loss) attributable to CaliberCos Inc. 6,467,000 (5,446,000) (698,000) 2,020,000 (12,703,000) (1,207,000) (5,726,000) (3,409,000) (2,361,000) (3,805,000) (4,730,000) 146,000 (11,388,000) (4,407,000) (5,299,000) (4,371,000) Net income (loss) attributable to noncontrolling interests (523,000) (20,099,000) (20,469,000) 11,931,000 (14,891,000) 1,502,000 (5,854,000) (8,813,000) (1,726,000) (1,457,000) (586,000) (145,000) 495,000 (147,000) (401,000) (342,000) Net income (loss) 5,944,000 (25,545,000) (21,167,000) 13,951,000 (27,594,000) 295,000 (11,580,000) (12,222,000) (4,087,000) (5,262,000) (5,316,000) 1,000 (10,893,000) (4,554,000) (5,700,000) (4,713,000) Provision for income taxes - - - - - - - - - - - - - - - - Net income (loss) before income taxes 5,944,000 (25,545,000) (21,167,000) 13,951,000 (27,594,000) 295,000 (11,580,000) (12,222,000) (4,087,000) (5,262,000) (5,316,000) 1,000 (10,893,000) (4,554,000) (5,700,000) (4,713,000) Impact of consolidated funds 617,000 21,829,000 20,591,000 (11,609,000) 15,809,000 (1,129,000) 5,939,000 8,856,000 2,142,000 1,708,000 676,000 155,000 (806,000) 444,000 759,000 267,000 Platform Net income (loss) 6,561,000 (3,716,000) (576,000) 2,342,000 (11,785,000) (834,000) (5,641,000) (3,366,000) (1,945,000) (3,554,000) (4,640,000) 156,000 (11,699,000) (4,110,000) (4,941,000) (4,446,000) Depreciation and amortization 176,000 149,000 83,000 44,000 551,000 32,000 92,000 73,000 354,000 183,000 119,000 145,000 151,000 162,000 174,000 167,000 Interest income (10,000) (7,000) (104,000) (177,000) (1,863,000) (252,000) (497,000) (730,000) (384,000) (285,000) (170,000) (59,000) (35,000) (33,000) (30,000) (28,000) Interest expense 1,294,000 (437,000) 756,000 1,056,000 4,716,000 832,000 1,260,000 1,317,000 1,307,000 1,295,000 1,315,000 1,348,000 1,466,000 1,611,000 1,738,000 1,876,000 Platform EBITDA 8,021,000 (4,011,000) 159,000 3,265,000 (8,381,000) (222,000) (4,786,000) (2,706,000) (668,000) (2,361,000) (3,376,000) 1,590,000 (10,117,000) (2,370,000) (3,059,000) (2,431,000) Stock-based compensation (110,000) 24,000 460,000 3,726,000 702,000 1,922,000 393,000 709,000 400,000 584,000 738,000 656,000 661,000 369,000 332,000 Investments impairment - - - - - - - - - - - - 4,304,000 279,000 2,037,000 102,000 Changes in fair value of digital assets - - - - - - - - 677,000 Bad debt expense - - - - - - - - - - - - 4,079,000 3,000 106,000 35,000 Severance 138,000 - 19,000 13,000 - 6,000 - 7,000 171,000 25,000 41,000 51,000 454,000 593,000 Public registration costs 1,276,000 878,000 1,040,000 779,000 - - - - - - - - - - - - Legal costs 1,818,000 525,000 - - - - - - - - - - - - Share buy-back 269,000 291,000 317,000 313,000 183,000 183,000 - - - - - - - - - - Provision for income taxes - - - - - - - - - - - - - - - - Loss on CRAF Investment Redemption - 1,339,000 - - - 1,339,000 - - - - - - - ESOP 474,000 - - - - Interest income 10,000 7,000 104,000 177,000 1,863,000 252,000 497,000 730,000 384,000 285,000 170,000 59,000 35,000 33,000 30,000 28,000 Other (10,000) (35,000) 106,000 40,000 66,000 (211,000) (9,000) 9,000 (1,000) Platform adjusted EBITDA 10,040,000 (2,842,000) 3,462,000 5,519,000 (1,251,000) 1,034,000 (2,327,000) (1,511,000) 1,553,000 (1,669,000) (2,451,000) 2,412,000 (1,002,000) (1,352,000) (54,000) (665,000)

Platform p Consolidated Funds Consolidated Platform p Consolidated Funds Consolidated Platform p Consolidated Funds Consolidated Revenues Asset management 21,086,000 (6,300,000) 14,786,000 11,775,000 (5,606,000) 6,169,000 15,259,000 (6,117,000) 9,142,000 Performance allocations 4,985,000 (4,979,000) 6,000 422,000 (123,000) 299,000 733,000 - 733,000 Other revenue - - - Consolidated funds – hospitality revenue - - - - 27,676,000 27,676,000 40,837,000 40,837,000 Consolidated funds – other revenue - 63,001,000 63,001,000 - 3,733,000 3,733,000 5,321,000 5,321,000 Total revenues 26,071,000 51,722,000 77,793,000 12,197,000 25,680,000 37,877,000 15,992,000 40,041,000 56,033,000 Expenses Operating costs 15,606,000 (3,292,000) 12,314,000 12,282,000 (1,310,000) 10,972,000 10,643,000 (958,000) 9,685,000 General and administrative 1,896,000 (2,000) 1,894,000 2,864,000 (113,000) 2,751,000 5,307,000 - 5,307,000 Marketing and advertising 435,000 - 435,000 1,085,000 1,000 1,086,000 1,536,000 - 1,536,000 Depreciation and amortization 176,000 - 176,000 149,000 2,000 151,000 83,000 - 83,000 Consolidated funds – hospitality expenses - - - - 44,718,000 44,718,000 55,999,000 55,999,000 Consolidated funds – other expenses - 57,743,000 57,743,000 - 4,509,000 4,509,000 5,532,000 5,532,000 Total expenses 18,113,000 54,449,000 72,562,000 16,380,000 47,807,000 64,187,000 17,569,000 60,573,000 78,142,000 Consolidated funds – gain on sale of real estate investm - - - - - - - - - Other income (loss), net (113,000) 2,019,000 1,906,000 23,000 63,000 86,000 1,653,000 - 1,653,000 Gain on extinguishment of debt - - - - - - - - - Interest income 10,000 - 10,000 7,000 - 7,000 104,000 (103,000) 1,000 Interest expense (1,294,000) 91,000 (1,203,000) 437,000 235,000 672,000 (756,000) 44,000 (712,000) Net loss before income taxes 6,561,000 (617,000) 5,944,000 (3,716,000) (21,829,000) (25,545,000) (576,000) (20,591,000) (21,167,000) Provision for income taxes - - - - - - - - - Net loss 6,561,000 (617,000) 5,944,000 (3,716,000) (21,829,000) (25,545,000) (576,000) (20,591,000) (21,167,000) Net loss attributable to noncontrolling interests (523,000) (523,000) (20,099,000) (20,099,000) (20,469,000) (20,469,000) Net loss attributable to CaliberCos Inc. 6,561,000 (94,000) 6,467,000 (3,716,000) (1,730,000) (5,446,000) (576,000) (122,000) (698,000) Basic Platform income per share 0.27 0.27 (0.15) (0.22) (0.03) (0.04) Diluted Platform income per share 0.23 0.22 (0.15) (0.22) (0.03) (0.04) Weighted average common shares outstanding: Basic 24,226,080 24,226,080 25,159,993 25,159,993 17,824,000 17,824,000 Diluted 28,893,930 28,893,930 25,159,993 25,159,993 17,824,000 17,824,000 Year Ended December 31, 2019 Year Ended December 31, 2020 Year Ended December 31, 2021 *Basic and Diluted share count and BEPS and DEPS includes the impact of the revese stock split effect a 1-for-1.6820384 reverse stock split of Class A common stock, Class B common stock and Series B preferred stock which occurred on January 17, 2023.

Platform p Consolidated Funds Consolidated Platform p Consolidated Funds Consolidated Revenues Asset management 21,575,000 (6,231,000) 15,344,000 16,982,000 (6,411,000) 10,571,000 Performance allocations 2,543,000 - 2,543,000 3,656,000 (17,000) 3,639,000 Consolidated funds – hospitality revenue 59,564,000 59,564,000 - 68,905,000 68,905,000 Consolidated funds – other revenue 6,505,000 6,505,000 - 7,822,000 7,822,000 Total revenues 24,118,000 59,838,000 83,956,000 20,638,000 70,299,000 90,937,000 Expenses Operating costs 14,609,000 - 14,609,000 21,808,000 (497,000) 21,311,000 General and administrative 6,742,000 (63,000) 6,679,000 6,807,000 (37,000) 6,770,000 Marketing and advertising 1,179,000 - 1,179,000 1,053,000 (1,000) 1,052,000 Depreciation and amortization 44,000 14,000 58,000 551,000 (1,000) 550,000 Consolidated funds – hospitality expenses 60,667,000 60,667,000 - 80,669,000 80,669,000 Consolidated funds – other expenses 9,213,000 9,213,000 - 9,162,000 9,162,000 Total expenses 22,574,000 69,831,000 92,405,000 30,219,000 89,295,000 119,514,000 Consolidated funds – gain on sale of real estate invest - 21,530,000 21,530,000 - 4,976,000 4,976,000 - Other income (loss), net 256,000 70,000 326,000 649,000 (275,000) 374,000 Gain on extinguishment of debt 1,421,000 - 1,421,000 - - - Interest income 177,000 1,000 178,000 1,863,000 (1,513,000) 350,000 Interest expense (1,056,000) 1,000 (1,055,000) (4,716,000) (1,000) (4,717,000) Net loss before income taxes 2,342,000 11,609,000 13,951,000 (11,785,000) (15,809,000) (27,594,000) Provision for income taxes - - - - - - Net loss 2,342,000 11,609,000 13,951,000 (11,785,000) (15,809,000) (27,594,000) Net loss attributable to noncontrolling interests 11,931,000 11,931,000 (14,891,000) (14,891,000) Net loss attributable to CaliberCos Inc. 2,342,000 (322,000) 2,020,000 (11,785,000) (918,000) (12,703,000) Basic Platform income per share 0.13 0.11 (0.59) (0.63) Diluted Platform income per share 0.12 0.11 (0.59) (0.63) Weighted average common shares outstanding: Basic 18,003,000 18,003,000 20,087,000 20,087,000 Diluted 19,822,000 19,822,000 20,087,000 20,087,000 Source: Year Ended December 31, 2022 Year Ended December 31, 2023 *Basic and Diluted share count and BEPS and DEPS includes the impact of the revese stock split effect a 1-for-1.6820384 reverse stock split of Class A common stock, Class B common stock and Series B preferred stock which occurred on January 17, 2023.

Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Revenues Asset management 3,924,000 (1,888,000) 2,036,000 3,348,000 (1,454,000) 1,894,000 3,704,000 (1,388,000) 2,316,000 6,005,000 (1,680,000) 4,325,000 Performance allocations 2,426,000 - 2,426,000 24,000 (12,000) 12,000 24,000 12,000 36,000 1,182,000 (17,000) 1,165,000 Consolidated funds – hospitality revenue - 23,209,000 23,209,000 - 16,273,000 16,273,000 - 12,526,000 12,526,000 - 16,897,000 16,897,000 Consolidated funds – other revenue - 1,851,000 1,851,000 - 2,266,000 2,266,000 - 2,147,000 2,147,000 - 1,558,000 1,558,000 Total revenues 6,350,000 23,172,000 29,522,000 3,372,000 17,073,000 20,445,000 3,728,000 13,297,000 17,025,000 7,187,000 16,758,000 23,945,000 Expenses Operating costs 4,457,000 47,000 4,504,000 6,731,000 89,000 6,820,000 4,724,000 157,000 4,881,000 5,896,000 (790,000) 5,106,000 General and administrative 1,610,000 206,000 1,816,000 1,398,000 28,000 1,426,000 1,651,000 21,000 1,672,000 2,148,000 (292,000) 1,856,000 Marketing and advertising 353,000 - 353,000 326,000 (1,000) 325,000 208,000 2,000 210,000 166,000 (2,000) 164,000 Depreciation and amortization 32,000 100,000 132,000 92,000 45,000 137,000 73,000 67,000 140,000 354,000 (213,000) 141,000 Consolidated funds – hospitality expenses - 20,283,000 20,283,000 - 20,749,000 20,749,000 - 18,644,000 18,644,000 - 20,993,000 20,993,000 Consolidated funds – other expenses - 1,925,000 1,925,000 - 1,949,000 1,949,000 - 2,883,000 2,883,000 - 2,405,000 2,405,000 Total expenses 6,452,000 22,561,000 29,013,000 8,547,000 22,859,000 31,406,000 6,656,000 21,774,000 28,430,000 8,564,000 22,101,000 30,665,000 Consolidated funds – gain on sale of real estate invest - - - - - - - - - - 4,976,000 4,976,000 Other income (loss), net (152,000) 671,000 519,000 297,000 249,000 546,000 149,000 265,000 414,000 355,000 (1,460,000) (1,105,000) Gain on extinguishment of debt - - - - - - - - - - - - Interest income 252,000 (154,000) 98,000 497,000 (401,000) 96,000 730,000 (645,000) 85,000 384,000 (313,000) 71,000 Interest expense (832,000) 1,000 (831,000) (1,260,000) (1,000) (1,261,000) (1,317,000) 1,000 (1,316,000) (1,307,000) (2,000) (1,309,000) Net loss before income taxes (834,000) 1,129,000 295,000 (5,641,000) (5,939,000) (11,580,000) (3,366,000) (8,856,000) (12,222,000) (1,945,000) (2,142,000) (4,087,000) Provision for income taxes - - - - - - - - - - - - Net loss (834,000) 1,129,000 295,000 (5,641,000) (5,939,000) (11,580,000) (3,366,000) (8,856,000) (12,222,000) (1,945,000) (2,142,000) (4,087,000) Net loss attributable to noncontrolling interests - 1,502,000 1,502,000 - (5,854,000) (5,854,000) - (8,813,000) (8,813,000) - (1,726,000) (1,726,000) Net loss attributable to CaliberCos Inc. (834,000) (373,000) (1,207,000) (5,641,000) (85,000) (5,726,000) (3,366,000) (43,000) (3,409,000) (1,945,000) (416,000) (2,361,000) Basic Platform income per share (0.05) (0.07) (0.29) (0.29) (0.16) (0.16) (0.10) (0.12) Diluted Platform income per share (0.05) (0.07) (0.29) (0.29) (0.16) (0.16) (0.10) (0.12) Weighted average common shares outstanding: Basic 18,182,000 18,182,000 19,612,000 19,612,000 21,238,000 21,238,000 20,087,000 20,087,000 Diluted 18,182,000 18,182,000 19,612,000 19,612,000 21,238,000 21,238,000 20,087,000 20,087,000 Three Months Ended March 31, 2023 Three Months Ended June 30, 2023 Three Months Ended September 30, 2023 Three Months Ended December 31, 2023

Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Revenues Asset management 4,555,000 (1,385,000) 3,170,000 4,179,000 (953,000) 3,226,000 7,242,000 (712,000) 6,530,000 4,587,000 (634,000) 3,953,000 Performance allocations 171,000 (5,000) 166,000 33,000 (17,000) 16,000 174,000 1,000 175,000 1,000 - 1,000 Consolidated funds – hospitality revenue - 18,145,000 18,145,000 - 2,894,000 2,894,000 - 2,494,000 2,494,000 - 2,943,000 2,943,000 Consolidated funds – other revenue - 1,470,000 1,470,000 - 2,043,000 2,043,000 - 2,103,000 2,103,000 - 1,790,000 1,790,000 Total revenues 4,726,000 18,225,000 22,951,000 4,212,000 3,967,000 8,179,000 7,416,000 3,886,000 11,302,000 4,588,000 4,099,000 8,687,000 Expenses Operating costs 5,484,000 (222,000) 5,262,000 5,760,000 (225,000) 5,535,000 4,727,000 (135,000) 4,592,000 8,933,000 (383,000) 8,550,000 General and administrative 1,949,000 (9,000) 1,940,000 2,091,000 (12,000) 2,079,000 1,450,000 (9,000) 1,441,000 1,327,000 (11,000) 1,316,000 Marketing and advertising 106,000 - 106,000 227,000 - 227,000 175,000 (1,000) 174,000 243,000 1,000 244,000 Depreciation and amortization 183,000 (37,000) 146,000 119,000 25,000 144,000 145,000 4,000 149,000 151,000 3,000 154,000 Consolidated funds – hospitality expenses - 16,782,000 16,782,000 - 3,312,000 3,312,000 - 3,097,000 3,097,000 - 3,312,000 3,312,000 Consolidated funds – other expenses - 3,072,000 3,072,000 - 1,358,000 1,358,000 - 975,000 975,000 - 465,000 465,000 Total expenses 7,722,000 19,586,000 27,308,000 8,197,000 4,458,000 12,655,000 6,497,000 3,931,000 10,428,000 10,654,000 3,387,000 14,041,000 Consolidated funds – gain on sale of real estate invest - - - - - - - - - - - - Other income (loss), net 452,000 (180,000) 272,000 490,000 (172,000) 318,000 526,000 (101,000) 425,000 4,122,000 (14,000) 4,108,000 Gain on extinguishment of debt - - - - - - - - - - - - Interest income 285,000 (168,000) 117,000 170,000 (13,000) 157,000 59,000 (8,000) 51,000 (45,000) 10,000 (35,000) Interest expense (1,295,000) 1,000 (1,294,000) (1,315,000) - (1,315,000) (1,348,000) (1,000) (1,349,000) 1,466,000 - 1,466,000 Net loss before income taxes (3,554,000) (1,708,000) (5,262,000) (4,640,000) (676,000) (5,316,000) 156,000 (155,000) 1,000 (11,609,000) 716,000 (10,893,000) Provision for income taxes - - - - - - - - - - - - Net loss (3,554,000) (1,708,000) (5,262,000) (4,640,000) (676,000) (5,316,000) 156,000 (155,000) 1,000 (11,609,000) 716,000 (10,893,000) Net loss attributable to noncontrolling interests - (1,457,000) (1,457,000) - (586,000) (586,000) - (145,000) (145,000) - (495,000) (495,000) Net loss attributable to CaliberCos Inc. (3,554,000) (251,000) (3,805,000) (4,640,000) (90,000) (4,730,000) 156,000 (10,000) 146,000 (11,609,000) 221,000 (11,388,000) Basic income per share (0.16) (0.18) (0.21) (0.22) 0.01 0.01 (0.52) (0.51) Diluted income per share (0.16) (0.18) (0.21) (0.22) 0.01 0.01 (0.52) (0.51) Weighted average common shares outstanding: Basic 21,542,000 21,542,000 21,811,000 21,811,000 22,128,000 22,128,000 22,456,000 22,456,000 Diluted 21,542,000 21,542,000 21,811,000 21,811,000 24,867,000 24,867,000 22,456,000 22,456,000 Three Months Ended March 31, 2024 Three Months Ended June 30, 2024 Three Months Ended December 31, 2024 Three Months Ended September 30, 2024

Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Platform Impact of Consolidated Funds Consolidated Revenues Asset management 3,542,000 (346,000) 3,196,000 4,103,000 (357,000) 3,746,000 3,514,000 (28,000) 3,486,000 Performance allocations 7,000 (6,000) 1,000 23,000 (1,000) 22,000 2,000 - 2,000 Consolidated funds – hospitality revenue - 3,919,000 3,919,000 - 1,138,000 1,138,000 - - - Consolidated funds – other revenue - 145,000 145,000 - 167,000 167,000 - 148,000 148,000 Total revenues 3,549,000 3,712,000 7,261,000 4,126,000 947,000 5,073,000 3,516,000 120,000 3,636,000 - - - Expenses Operating costs 4,168,000 (124,000) 4,044,000 3,733,000 (170,000) 3,563,000 3,408,000 (157,000) 3,251,000 General and administrative 1,592,000 (11,000) 1,581,000 1,183,000 (10,000) 1,173,000 1,481,000 (10,000) 1,471,000 Marketing and advertising 165,000 - 165,000 147,000 - 147,000 151,000 - 151,000 Depreciation and amortization 162,000 (5,000) 157,000 173,000 (7,000) 166,000 167,000 (7,000) 160,000 Consolidated funds – hospitality expenses - 3,465,000 3,465,000 - 1,278,000 1,278,000 - - - Consolidated funds – other expenses - 458,000 458,000 - 466,000 466,000 - 467,000 467,000 Total expenses 6,087,000 3,783,000 9,870,000 5,236,000 1,557,000 6,793,000 5,207,000 293,000 5,500,000 - - - Unrealized loss on digital assets - - - - - - 677,000 - 677,000 Other loss (income), net (6,000) 372,000 366,000 416,000 149,000 565,000 231,000 93,000 324,000 Gain on extinguishment of debt - - - - - - - - - Interest income (33,000) 1,000 (32,000) (30,000) - (30,000) (28,000) - (28,000) Interest expense 1,611,000 - 1,611,000 1,738,000 - 1,738,000 1,876,000 - 1,876,000 Net loss before income taxes (4,110,000) (444,000) (4,554,000) (3,234,000) (759,000) (3,993,000) (4,447,000) (266,000) (4,713,000) - - - Provision for income taxes - - - - - - - - - - - - Net loss (4,110,000) (444,000) (4,554,000) (3,234,000) (759,000) (3,993,000) (4,447,000) (266,000) (4,713,000) - - - Net loss attributable to noncontrolling interests - 147,000 147,000 - 401,000 401,000 - 342,000 342,000 Net loss attributable to CaliberCos Inc. (4,110,000) (297,000) (4,407,000) (3,234,000) (358,000) (3,592,000) (4,447,000) 76,000 (4,371,000) - - - Basic income per share (3.59) (3.85) (2.53) (2.81) (1.70) (1.65) Diluted income per share (3.59) (3.85) (2.53) (2.81) (1.70) (1.65) Weighted average common shares outstanding: Basic 1,146,000 1,146,000 1,278,000 1,278,000 2,615,000 2,615,000 Diluted 1,146,000 1,146,000 1,278,000 1,278,000 2,615,000 2,615,000 Three Months Ended March 31, 2025 Three Months Ended June 30, 2025 Three Months Ended September 30, 2025 Three Months Ended December 31, 2025